UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Dollar General Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 31, 2017 DOLLAR GENERAL CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of DOLLAR GENERAL CORPORATION ATTN: INVESTOR RELATIONS 100 MISSION RIDGE GOODLETTSVILLE, TN 37072 the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E17295-P85210 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 23, 2017 Date: May 31, 2017Time: 9:00 A.M. Central Time Location: Goodlettsville City Hall Auditorium 105 South Main Street Goodlettsville,Tennessee Directions to attend the meeting are posted on the "Investor Information" portion of www.dollargeneral.com.

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17296-P85210 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, for record holders, the possession of photo identification. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the Vote By Telephone: To vote now by telephone, go to www.proxyvote.com to view the proxy materials and to obtain the toll-free number to call. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR each of the listed nominees. 3. To approve the material terms of the performance goals under Dollar General Corporation's Amended and Restated Annual Incentive Plan for purposes of compensation deductibility under Internal Revenue Code Section 162(m). To approve, on an advisory (non-binding) basis, the compensation of Dollar General Corporation's named executive officers as disclosed in the proxy statement. 1. Election of Directors Nominees: 1a. Warren F. Bryant 4. 1b. Michael M. Calbert The Board of Directors recommends you vote for 3 YEARS on Proposal 5: 1c. Sandra B. Cochran 5. To recommend, on an advisory (non-binding) basis, the frequency of future advisory votes on Dollar General Corporation's named executive officer compensation. 1d. Patricia D. Fili-Krushel 1e. Paula A. Price The Board of Directors recommends you vote FOR Proposal 6. 1f. William C. Rhodes, III 6. To ratify Ernst and Young LLP as the independent registered public accounting firm for fiscal 2017. 1g. David B. Rickard In the discretion of the proxies named in the proxy card, such other business as may properly come before the meeting or any adjournment(s) thereof. 1h. Todd J. Vasos The Board of Directors recommends you vote FOR Proposals 2, 3 and 4. 2. To approve the material terms of the performance goals under Dollar General Corporation's Amended and Restated 2007 Stock Incentive Plan for purposes of compensation deductibility under Internal Revenue Code Section 162(m) and the limit on non-employee director compensation set forth in such plan. E17297-P85210 Voting Items

E17298-P85210